Income Taxes (Details Narrative) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Notes to Financial Statements
Utilization of net operating loss carry forwards and credits	As such, utilization of net operating loss carryforwards and credits generated before the 2010 change in ownership will be limited to approximately $207,000 per year until such carryforwards are fully utilized.	The Company has determined that during 2010 it experienced a “change of ownership” as defined by Section 382 of the Internal Revenue Code. As such, utilization of net operating loss carry forwards and credits generated before the 2010 change in ownership will be limited to approximately $207,000 per year until such carry forwards are fully utilized.
Net operating loss carryforward		$ 14,700,000
Net operating loss carryforward expiration		expire in 2026
Pre change net operating loss carryforward	$ 7,000,000	$ 7,000,000